Subsequent events	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Subsequent events

38.	Subsequent events

Receipt of Earn Out relating to Sépia and Atapu

In January 2024, the Company received the amount of US$ 371 for the complement of the earnout of 2023 relating to the Sépia and Atapu fields. This amount includes the gross-up of the taxes levied on the 28%, 21%, and 21% interests held in Sépia by TotalEnergies EP Brasil Ltda., PETRONAS Petróleo Brasil Ltda., and QatarEnergy Brasil Ltda., respectively, and on the 25% and 22.5% held in Atapu by Shell Brasil Petróleo Ltda. and TotalEnergies EP Brasil Ltda., respectively. For more information, see note 25.

Petrobras signs agreement with ANP

On January 30, 2024, Petrobras signed an agreement with ANP to settle a lawsuit relating to the recalculation of production taxes (royalties and special participation) related to oil production in the Jubarte field, from August 2009 to February 2011 and December 2012 to February 2015.

The agreement involves the payment of US$ 172 (R$ 832 million), updated as of December 2023, to be adjusted until the date of payment of the first installment. The amounts of the agreement will be paid in an initial installment of 35% and the remaining balance in 48 installments adjusted by the SELIC rate. On March 4, 2024, this agreement was approved by the 23rd Federal Court of the Judicial Section of Rio de Janeiro State.

As of December 31, 2023, these amounts are accounted for within other non-current liabilities. For further information, see note 17.2.